UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of report (Date of earliest event reported): July 8, 2005

BOUNDLESS MOTOR SPORTS RACING, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado (State or Other Jurisdiction of Incorporation)	0-18045 (Commission File Number)	84-0953839 (IRS Employer Identification No.)

2500 McGee Drive, Suite 147
Norman, Oklahoma 73072
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (405) 360-5047

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     The Company’s Special Meeting in Lieu of Annual Meeting of Shareholders was duly called to order at 10:00 a.m at the Company’s headquarters at 2500 S. McGee Drive, Suite 147, Norman, Oklahoma, on July 8, 2005 (the “Meeting”) under the Company’s bylaws and the laws of the State of Colorado. As a quorum was not present at the Meeting, the Meeting was adjourned until 10:00 a.m. on July 20, 2005. This adjournment will also provide shareholders with the twenty day notification period required under Rule 14c-2(b), promulgated under the Securities Exchange Act of 1933, as amended.

     The Meeting will be reconvened at the Company’s headquarters on the above mentioned time and date.

SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: July 8, 2005	BOUNDLESS MOTOR SPORTS RACING, INC.
	By:	/s/ Brian Carter
		Name:	Brian Carter
		Title:	Vice President and CFO